                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                 June 11, 1997
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                           1-9525                  75-2615944
-------------------------------------------------------------------------------
(State of Incorporation)              (Commission              (IRS Employer
                                        File No.)           Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                     75231
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------



                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


On June 11, 1997, Income Opportunity Realty Investors, Inc. (the "Company") purchased the Renaissance Parc Apartments, a 256 unit apartment complex in Dallas, Texas for $15.7 million, approximately 25.4% of the Company's assets at December 31, 1996. The seller of the property was DMC Realty Parkway Place Apartments I Joint Venture.

Also, on June 13, 1997, the Company purchased the LaMonte Park Apartments, a 128 unit apartment complex in Houston, Texas for $3.7 million, approximately 6.2% of the Company's assets at December 31, 1996. The seller of the property was Mike Goodwin, an individual.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


(a)  Proforma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the three months ended March 31, 1997. A pro forma balance sheet as of March 31, 1997 is also presented.

A summary of the pro forma transactions follows:

On June 11, 1997, the Company purchased the Renaissance Parc Apartments in Dallas, Texas for $15.7 million exclusive of commissions and closing costs. The Company acquired the property from DMC Parkway Place Apartments I Joint Venture. The Company paid $3.0 million in cash and obtained new mortgage financing for the remaining $12.5 million of the purchase price. The mortgage bears interest at 8.375%, requires monthly payments of principal and interest of $95,161 and matures in July 2007.

On June 13, 1997, the Company purchased the LaMonte Park Apartments in Houston, Texas for $3.7 million exclusive of commissions and closing costs. The Company acquired the property from Mike Goodwin, an individual. The Company paid $146,000 in cash and obtained new mortgage financing for the remaining $3.5 million of the purchase price. The mortgage bears interest at 8.6%, requires monthly payments of principal and interest of $30,333 and matures in July 2001. The seller has informed the Company that audited financial statements for LaMonte Park Apartments and supporting data relating to the property's operations are not available. It is, therefore, impracticable to provide the required audited statement of operations for the property acquired or proforma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than August 12, 1997.

In addition to the Renaissance Parc Apartments and LaMonte Park Apartments acquisitions discussed above, the Company has purchased two office buildings, one in La Mesa, California, in May 1997, and the other in Chantilly, Virginia, in January 1997. The properties were purchased for a total of $13.2 million and represent approximately 21.6% of the Company's consolidated assets at December 31, 1996. The Company paid a total of $4.1 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at variable rates ranging from 9.1875% to 10.75% per annum and mature in 2000 and 2007. As one of these office building acquisitions occurred prior to March 31, 1997 it is already reflected in the March 31, 1997 "actual balance sheet" of the Company, as presented.

In 1997, the Company has also sold two apartment complexes, the Plumtree Apartments in March 1997 and the Porticos Apartments in June 1997. In connection with the sales, the Company received cash totaling $7.2 million. As one of these sales occurred prior to March 31, 1997 it is already reflected in the Company's "actual balance sheet" as of March 31, 1997, as presented.

These pro forma statements of operations present the Company's operations as if the purchase and sales transactions described above had occurred at the beginning of each of the periods presented.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997



                                                              La Mesa
                                                              Village   Renaissance  Porticos
                                                  Actual(1)   Plaza(2)    Parc(3)  Apartments(4) Pro forma
                                                  --------    -------    --------    -------     ---------
                                                                 (dollars in thousands)
               Assets
               ------

Notes and interest receivable
   Performing.................................    $  2,001    $   -      $    -      $   -       $   2,001
                                                  --------    -------    --------    -------     ---------
                                                     2,001        -           -          -           2,001

Less - allowance for estimated losses........          -          -           -          -             -
                                                  --------    -------    --------    -------     ---------
                                                     2,001        -           -          -           2,001

Foreclosed real estate held for sale, net of
   accumulated depreciation...................         914        -           -          -             914

Less - allowance for estimated losses........          -          -           -          -             -
                                                  --------    -------    --------    -------     ---------
                                                       914        -           -          -             914

Real estate held for investment, net of
   accumulated depreciation...................      51,900      8,545      16,368    (12,971)       63,842
Investments in partnerships..................        2,351        -           -          -           2,351
Cash and cash equivalents....................        2,571     (2,572)     (3,716)     5,213         1,496
Other assets.................................        2,655         27         209       (573)        2,318
                                                  --------    -------    --------    -------     ---------

                                                  $ 62,392    $ 6,000    $ 12,861    $(8,331)    $  72,922
                                                  ========    =======    ========    =======     =========


_________________________________

(1) Includes the Chuck Yeager Building which was acquired in January 1997 and excludes the Plumtree Apartments that were sold in March 1997.

(2) Assumes the acquisition of the La Mesa Village Plaza occurred on January 1, 1997.

(3) Assumes the acquisition of Renaissance Parc Apartments occurred on January 1, 1997.

(4)  Assumes the sale of the Porticos Apartments occurred on January 1, 1997.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997



                                                              La Mesa
                                                              Village    Renaissance   Porticos
                                                  Actual(1)   Plaza (2)   Parc (3)    Apartments(4)  Pro forma
                                                  --------    --------   ---------    ------------   ---------
                                                                    (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable...................     $ 36,275    $ 6,000    $ 12,520       $(9,627)     $  45,168
Other liabilities............................        2,355        -           341          (257)         2,439
                                                  --------    -------    --------       -------      ---------
                                                    38,630      6,000      12,861        (9,884)        47,607

Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value; 10,000,000
   shares; issued and outstanding, 1,519,888
   shares....................................           15        -           -            -                15
Paid-in capital.............................        64,804        -           -            -            64,804
Accumulated distributions in excess of
   accumulated earnings......................      (41,057)       -           -           1,553        (39,504)
                                                   -------    -------    --------       -------      ---------

                                                    23,762        -           -           1,553         25,315
                                                  --------    -------    --------       -------      ---------
                                                  $ 62,392    $ 6,000    $ 12,861       $(8,331)     $  72,922
                                                  ========    =======    ========       =======      =========



_________________________________

(1) Includes the Chuck Yeager Building which was acquired in January 1997 and excludes the Plumtree Apartments that were sold in March 1997.

(2) Assumes the acquisition of the La Mesa Village Plaza occurred on January 1, 1997.
(3) Assumes the acquisition of Renaissance Parc Apartments occurred on January 1, 1997.
(4) Assumes the sale of the Porticos Apartments occurred on January 1, 1997.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1997

                                                  La Mesa
                                                  Village    Renaissance      Porticos         Plumtree
                                     Actual(1)    Plaza(2)     Parc(2)      Apartments(3)    Apartments(3)    Pro forma
                                    ----------    -------    -----------     ----------      ----------       ---------
                                                       (dollars in thousands, except per share)
Income
  Rents..........................   $  2,692      $   358      $    594        $  (640)       $     (197)   $    2,807
  Interest.......................         69            -             -              -                -             69
                                    --------      -------      --------        -------        ----------     ---------
                                       2,761          358           594           (640)             (197)        2,876

Expenses
  Property operations............      1,340          108           182           (352)             (109)        1,169
  Interest.......................        877          141           262           (210)              (81)          989
  Depreciation...................        365           41            82            (82)              (22)          384
  Advisory fee to affiliate......        123            -             -              -                 -           123
  Net income fee to affiliate....        124            -             -              -                 -           124
  General and administrative.....        265            -             -              -                 -           265
                                    --------      -------      --------        -------        ----------     ---------
                                       3,094          290           526           (644)             (212)        3,054

Net income (loss) from
  operations.....................       (333)          68            68              4                15          (178)

Equity in income of investees....         17            -             -              -                 -            17
Gain on sale of real estate......      1,849            -             -              -                 -         1,849
                                    --------      -------      --------        -------        ----------     ---------

Net income (loss)................   $  1,533      $    68      $     68        $     4        $       15    $    1,688
                                    ========      =======      ========        =======        ==========    ==========


Earnings per share
  Net (loss).....................   $   1.01                                                                $     1.11
                                    ========                                                                ==========


Weighted average shares of Common
Stock used in computing
     earnings per share........... 1,519,888                                                                 1,519,888
                                   =========                                                                ==========

________________________
(1) Includes the Chuck Yeager Building acquired January 8, 1997.
(2) Assumes acquisition by the Company on January 1, 1997.
(3) Assumes sale by the Company on January 1, 1997.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                              Chuck      La Mesa
                                              Yeager     Village   Renaissance  Porticos      Plumtree
                                   Actual    Building(1) Plaza(1)    Parc(1)  Apartments(2) Apartments(2)  Pro forma
                                   ------    --------    -----       ------    ----------    ----------    ---------
                                                         (dollars in thousands, except per share)
Income
     Rents.................        $ 8,666   $   879     $ 1,433     $ 2,377    $ (2,565)     $(1,053)       $ 9,737

     Interest..............            339       -           -           -           -            -              339
                                   -------   -------     -------     -------    --------      -------        -------
                                     9,005       879       1,433       2,377      (2,565)      (1,053)        10,076

Expenses
     Property operations...          4,358       119         433         728      (1,508)        (440)         3,690
     Interest..............          2,629       335         562       1,048        (847)        (444)         3,283
     Depreciation..........          1,128       108         164         327        (323)        (132)         1,272
     Advisory fee to
         affiliate..........           227       -           -           -           -            -              227
     General and
        administrative......         1,316       -           -           -           -            -            1,316
                                   -------   -------     -------     -------    --------      -------        -------
                                     9,658       562       1,159       2,103      (2,678)      (1,016)         9,788

Income (loss) from
     operations............           (653)      317         274         274         113          (37)           288
Equity in losses of
     investees.............             85       -           -           -           -            -               85
                                   -------   -------     -------     -------    --------      -------        -------
Net income (loss)...........       $  (568)  $   317     $   274     $   274    $    113      $   (37)       $   373
                                   =======   =======     =======     =======    ========      =======        =======


Earnings per share
     Net income (loss).....        $  (.37)                                                                  $   .24
                                   =======                                                                   =======


Weighted average shares
     of Common Stock used in
     computing earnings per
     share.................      1,530,008                                                                 1,530,008
                                 =========                                                                 =========

________________________
(1)  Assumes acquisition by the Company on January 1, 1996.
(2)  Assumes sale by the Company on January 1, 1996.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)     Financial statements of property acquired:


Exhibit
Number  Description


 99.0 Audited Statement of Revenue and Direct Operating Expenses of La Mesa Village Plaza for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.0 to Registrant's Current Report on Form 8-K, dated May 14, 1997).

 99.1 Audited Statement of Revenue and Direct Operating Expenses of Chuck Yeager Building for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.1 to Registrant's Current Report on Form 8-K, dated May 14, 1997).

 99.2 Audited Statement of Revenue and Direct Operating Expenses of Renaissance Parc Apartments for the year ended December 31, 1996.




                      ___________________________________





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       INCOME OPPORTUNITY REALTY INVESTORS, INC.





Date:       June 27, 1997              By:     /s/ Thomas A. Holland
                                           ------------------------------------
                                                  Thomas A. Holland
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)





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
                   INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                              Dated June 11, 1997




Exhibit                                                                    Page
Number                             Description                            Number
-------         -------------------------------------------------         ------
 99.2           Audited Statement of Revenue and Direct Operating          10
                Expenses of Renaissance Parc Apartments for the
                year ended December 31, 1996.






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